UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2017

Chicken Soup for the Soul Entertainment, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38125	81- 2560811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 E. Putnam Avenue, Floor 2W, Cos Cob, CT	06807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 398-0443

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 2 to the Current Report on Form 8-K (this “Amendment”) is being filed by Chicken Soup for the Soul Entertainment, Inc., a Delaware Corporation (the “Company”) for the purpose of amending Item 9.01 Financial Statements and Exhibits of that certain Current Report on Form 8-K originally filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on November 6, 2017 (the “Original Form 8-K”) in connection with the completion of the acquisition of Screen Media Ventures, LLC, a Delaware limited liability company (“Screen Media”).

This Amendment is being filed to include a press release required by Item 9.01 (d) of Form 8-K, which was not previously filed with the Original Form 8-K or Amendment No. 1 to the Current Report on Form 8-K (“Amendment No 1.”). Any information required to be set forth in the Original Form 8-K or Amendment No. 1 which is not being amended or supplemented pursuant to this Amendment is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Original Form 8-K or Amendment No. 1 and the Company has not updated any information contained therein to reflect the events that have occurred since the date of Amendment No. 1. Accordingly, this Amendment should be read in conjunction with the Original Form 8-K and Amendment No. 1.

FORWARD-LOOKING STATEMENTS

This Amendment, including the Exhibits attached hereto, contains “forward-looking statements” and information within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are subject to the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, such as our strategy, future operations, future financial position, future revenues, and plans and objectives of management, are forward-looking statements. The words “target,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” “should,” “would”, “possible,” “potential,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The forward-looking statements contained in this Report are based on current expectations and beliefs concerning future developments and their potential effects on the Company and its subsidiaries. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve many risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

ITEM 8.01.	OTHER EVENTS.

On January 17, 2018, the Company issued the press release attached to this Current Report as Exhibit 99.6.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

2.1*	Agreement and Plan of Merger, dated as of November 3, 2017, by and among Chicken Soup for the Soul Entertainment, Inc., SMV Merger Sub, LLC, Screen Media Ventures, LLC and Media V. Holdings, LLC

10.1**	Consulting Agreement, dated November 3, 2017 by and between Three Bridges Consulting LLC and Screen Media Ventures, LLC

99.1**	Audited financial statements of Screen Media Ventures, LLC as of and for the year ended December 31, 2016 and Independent Auditor’s Report thereon

99.2**	Audited financial statements of Screen Media Ventures, LLC as of and for the years ended December 31, 2015 and 2014 and Independent Auditor’s Report thereon

99.3**	Condensed consolidated financial statements of Screen Media Ventures, LLC as of September 30, 2017 (unaudited) and December 31, 2016 and for the nine months ended September 30, 2017 and 2016 (unaudited)

99.4**	Unaudited pro forma condensed consolidated combined financial statements and explanatory notes for Chicken Soup for the Soul Entertainment, Inc. as of September 30, 2017, for the nine months ended September 30, 2017 and for the year ended December 31, 2016

99.5*	Press Release of Chicken Soup for the Soul Entertainment, Inc. dated November 6, 2017

99.6	Press Release of Chicken Soup for the Soul Entertainment, Inc. dated January 17, 2018

*	Previously Filed with the Original Form 8-K

**	Previously Filed with Amendment No. 1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2018	CHICKEN SOUP FOR THE SOUL ENTERTAINMENT, INC.

	By:	/s/ William J. Rouhana, Jr.
		Name:	William J. Rouhana, Jr.
		Title:	Chief Executive Officer

	By:	/s/ Daniel M. Pess
		Name:	Daniel M. Pess
		Title:	Chief Financial Officer